EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report of Rodman & Renshaw Capital Group, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2010, as filed with the U.S. Securities and Exchange Commission (“SEC”) on the date hereof (the “Report”), we, the undersigned, Edward Rubin, Chief Executive Officer of the Company, and David J. Horin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

          A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.

	/s/	Edward Rubin

Edward Rubin
Chief Executive Officer
(Principal Executive Officer)

	/s/	David J. Horin

David J. Horin
Chief Financial Officer
(Principal Financial Officer)

Dated: May 13, 2010